Exhibit 99.1

reAlpha Tech Corp. Announces Financial Results for the Transition Period ended December 31, 2023 and Provides Business Update

DUBLIN, Ohio., March 12, 2024 – reAlpha Tech Corp. (“reAlpha,” “Company,” “us,” “we” or “our”) (Nasdaq: AIRE), a real estate technology company focused on developing, utilizing and commercializing real estate-focused artificial intelligence (“AI”) technologies, today provides a business update and reports financial results for the eight month period ended December 31, 2023. In accordance with a change of its fiscal year end from April 30 to December 31, effective as of December 31, 2023, the Company is reporting results for the transition period between May 1, 2023 and December 31, 2023.

“2023 marked a pivotal chapter in reAlpha’s journey,” said Giri Devanur, Chief Executive Officer of reAlpha. “We successfully debuted on the Nasdaq Capital Market in October, raised $8.0 million in gross proceeds through a public offering in November, and introduced GENA, our AI-powered real estate technology, to kick-start our goal to commercialize our technologies. Additionally, with the execution of definitive agreements to acquire Naamche, Inc. and Naamche Inc. Pvt. Ltd., coupled with a non-binding letter of intent to acquire United Software Group and certain affiliated entities, the due diligence process for which is still ongoing, we believe reAlpha is well-positioned to drive sustainable growth and create stockholder value while advancing innovative AI solutions,” concluded Mr. Devanur.

Recent strategic and operational highlights during the transition period ended December 31, 2023 include:

●	Listed on the Nasdaq Capital Market (“Nasdaq”) under the ticker symbol “AIRE” on October 23, 2023.

●	Announced the launch of GENA, formerly known as BnBGPT, a technology that enhances residential property listings in multiple online real estate marketplaces through the integration of personalized generative AI descriptions.

●	Consummated a public offering for gross proceeds of $8.0 million on November 24, 2023.

●	Entered into definitive agreements to acquire Naamche, Inc. and Naamche, Inc. Pvt. Ltd (collectively, “Naamche”), a technology company focused on developing AI-powered solutions for large industries, including real estate, which is subject to closing conditions and jurisdictional approval (the “Acquisitions”).

●	Approved the change of our fiscal year-end from April 30 to December 31, effective as of December 31, 2023.

●	Entered into a non-binding letter of intent to acquire United Software Group and certain subsidiaries and affiliates (collectively, “USG”), an Ohio-based privately-held, multi-industry information technology consulting company.

Business Strategy Update

Given the current macroeconomic climate, including rising interest rates, inflation, and high property prices, we decided to pause our efforts in acquiring real estate. Instead, we shifted our focus towards improving and developing our AI technologies for commercial applications, aiming to create revenue through technology while our short-term rental operations are on hold. We intend to continue commercializing our technologies to further add technology-derived revenue streams. We may resume the complementary direct real estate investing model from our rental business segment when prevailing interest rates and other macroeconomic factors align more favorably. In the meantime, our growth strategy will encompass both organic and inorganic methods through commercialization of our AI technologies that are in varying stages of development and acquisitions of complementary businesses and technologies.

Financial Results

In accordance with a change of our fiscal year end from April 30 to December 31, effective as of December 31, 2023, we are reporting results for the transition period between May 1, 2023 and December 31, 2023.

Revenue for the eight months ended December 31, 2023 was $121,690, compared to $284,666 for the eight months ended December 31, 2022. Our revenues consist of both the short-term rental revenue that we receive from our listed properties, if any, and platform services income that we receive from our technologies. This decrease in revenues is mainly attributed to lower rental income segment due to the disposal of properties during the eight months ended December 31, 2023, and lower platform services segment revenue compared to the eight months ended December 31, 2022 as a result of the sale of myAlphie.

We had cash and cash equivalents of $6,456,370 as of December 31, 2023 and $1,256,868 as of April 30, 2023.

Net loss was $1,251,259 for the eight months ended December 31, 2023, compared to a net loss of $4,241,555 for the eight months ended December 31, 2022. This significant decrease in net loss is predominantly attributable to the sale of myAlphie during the eight months ended December 31, 2023. This decrease in net loss may not accurately represent our current business operations and may be unusually elevated for this period due to the impact of the myAlphie sale.

Adjusted EBITDA was $(2,297,480) for the eight months ended December 31, 2023, compared to $(4,031,674) for the eight months ended December 31, 2022. The full reconciliation to Adjusted EBITDA is set forth below.

Explanatory Notes on Use of Non-GAAP Financial Measures

To supplement our financial information presented in accordance with U.S. GAAP (“GAAP”), we believe “Adjusted EBITDA,” a “non-GAAP financial measure”, as such term is defined under the rules of the U.S. Securities and Exchange Commission (the “SEC”), is useful in evaluating our operating performance. We use Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that Adjusted EBITDA may be helpful to investors because it provides consistency and comparability with past financial performance. However, Adjusted EBITDA is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business.

We reconcile our non-GAAP financial measure of Adjusted EBITDA to our net income, adjusted to exclude interest expense, provision for (benefit from) income taxes, depreciation and amortization, non-recurring acquisition-related compensation expenses, non-recurring direct listing expenses, unrealized gain or loss on foreign exchange, non-recurring legal reserves, settlement expenses and related costs and non-recurring gains and losses. For the transition period ended December 31, 2023 and the fiscal year ended April 30, 2023, we did not have any restructuring expenses or non-recurring acquisition-related compensation expenses.

About reAlpha

reAlpha is a real estate technology company with a mission to shape the property technology market, or “proptech,” landscape through the commercialization of artificial intelligence (“AI”) technologies and strategic synergistic acquisitions that complement our business model. For more information about reAlpha, visit www.realpha.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements”. Any statements other than statements of historical fact contained herein, including statements as to future results of operations and financial position, planned acquisitions, business strategy and plans, objectives of management for future operations of reAlpha, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: whether reAlpha’s recent business strategy shift will be successful; reAlpha’s ability to pay contractual obligations; reAlpha’s liquidity, operating performance, cash flow and ability to secure adequate financing; reAlpha’s limited operating history and that reAlpha has not yet fully developed its AI-based technologies; whether reAlpha’s technology and products will be accepted and adopted by its customers and intended users; reAlpha’s ability to satisfy closing conditions and obtain jurisdictional approval for the Acquisitions; reAlpha’s ability to successfully negotiate a definitive agreement to acquire USG and satisfy associated closing conditions, including potential stockholder approval; reAlpha’s ability to integrate the business of Naamche and USG into its existing business and the anticipated demand for Naamche’s and USG’s services; reAlpha’s ability to commercialize its developing AI-based technologies; the inability to maintain and strengthen reAlpha’s brand and reputation; any accidents or incidents involving cybersecurity breaches and incidents; the inability to accurately forecast demand for short-term rentals and AI-based real estate focused products; the inability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth; the inability of reAlpha’s customers to pay for reAlpha’s services; the inability of reAlpha to obtain additional financing or access the capital markets to fund its ongoing operations on acceptable terms and conditions; the outcome of any legal proceedings that might be instituted against reAlpha; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment; and other risks and uncertainties indicated in our SEC filings. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although reAlpha believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. reAlpha’s future results, level of activity, performance or achievements may differ materially from those contemplated, expressed or implied by the forward-looking statements, and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. For more information about the factors that could cause such differences, please refer to reAlpha’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and reAlpha does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact

investorrelations@realpha.com

REALPHA TECH CORP.

Consolidated Balance Sheet

December 31, 2023, April 30, 2023 and April 30, 2022

	December 31, 2023	April 30, 2023	April 30, 2022
ASSETS

Current Assets
Cash	$6,456,370	$1,256,868	$2,072,090
Restricted cash	-	-	23,311
Accounts receivable	30,630	68,120	133,816
Receivable from related parties	-	20,874	-
Prepaid expenses	242,795	3,061,196	111,944
Other current assets	670,499	250,680	14,897
Total current assets	7,400,294	4,657,738	2,356,058

Property and Equipment, at cost
Property and equipment, net	328,539	2,185,992	3,816,149

Other Assets
Investments	115,000	115,000	115,000
Other long term assets	406,250	-	-
Intangible assets, net	997,962	-	-
Goodwill	17,337,739	5,135,894	-
Capitalized software development - work in progress	839,085	8,998,755	599,459
TOTAL ASSETS	$27,424,869	$21,093,379	$6,886,666

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities
Accounts payable	$461,875	$412,947	$81,377
Settling subscriptions, net of offering costs	-	-	3,773,097
Mortgage loans, net	-	1,222,000	2,229,162
Other loans	190,095	-	-
Notes payable	-	5,850,000	6,000,000
Deferred liabilities, current portion	593,750	-	-
Accrued expenses	817,114	195,299	121,362
Total current liabilities	2,062,834	7,680,246	12,204,998

Long-Term Liabilities
Deferred liabilities, net of current portion	406,250	-	-
Mortgage loans	247,000	247,000	-
Total liabilities	2,716,084	7,927,246	12,204,998

Stockholders’ Equity (Deficit)
Preferred stock, $0.001 par value; 5,000,000 shares authorized, 0 shares issued and outstanding as of December 31, 2023, April 30, 2023 and April 30, 2022	-	-	-
Common stock ($0.001 par value; 200,000,000 shares authorized, 44,122,091 shares outstanding as of December 31, 2023; 200,000,000 shares authorized, 42,522,091 shares outstanding as of April 30, 2023; 50,000,000 shares authorized, 8,634,210 shares outstanding as of April 30, 2022)	44,123	42,523	8,634
Additional paid-in capital	36,899,497	24,107,159	192,490
Accumulated deficit	(12,237,885)	(10,986,162)	(5,533,053)
Total stockholders’ equity (deficit) of reAlpha Tech Corp.	24,705,735	13,163,520	(5,331,929)

Non-controlling interests in consolidated entities	3,050	2,613	13,597
Total stockholders’ equity (deficit)	24,708,785	13,166,133	(5,318,332)
TOTAL LIABILITIES AND STOCKOLDERS’ EQUITY	$27,424,869	$21,093,379	$6,886,666

REALPHA TECH CORP.

Consolidated Statements of Operations

For the Eight Months Ended December 31, 2023 and Years Ended April 30, 2023 and 2022

	For the Eight Months Ended	For the Year Ended April 30,
	December 31, 2023	2023	2022

Revenues	$121,690	$419,412	$305,377
Cost of revenues	94,665	293,204	167,193
Gross Profit	27,025	126,208	138,184

Operating Expenses
Wages, benefits and payroll taxes	710,737	1,114,403	1,177,110
Repairs & maintenance	51,436	24,794	47,601
Utilities	12,321	32,456	49,058
Travel	45,276	-	-
Dues & subscriptions	24,581	98,309	105,047
Marketing & advertising	193,612	2,002,884	2,569,730
Professional & legal fees	4,619,480	1,483,889	712,322
Depreciation & amortization	289,067	157,802	151,478
Other operating expenses	419,137	160,050	154,780
Total operating expenses	6,365,647	5,074,587	4,967,126
Operating Loss	(6,338,622)	(4,948,379)	(4,828,942)

Other Income (Expense)
Interest income	557	-	147
Other income	89,860	53,093	34,853
Gain on sale of myAlphie	5,502,774	-	-
Interest expense	(70,676)	(169,776)	(177,273)
Other expense	(230,866)	(387,321)	(420,797)
Total other income (expense)	5,291,649	(504,004)	(563,070)

Net Loss before income taxes	(1,046,973)	(5,452,383)	(5,392,012)
Income tax expense	(204,286)	-	-
Net Loss	$(1,251,259)	$(5,452,383)	$(5,392,012)

Less: Net Income (Loss) Attributable to Non-Controlling Interests	464	726	(12,642)

Net Loss Attributable to Controlling Interests	$(1,251,723)	$(5,453,109)	$(5,379,370)

Net loss per share — basic	$(0.03)	$(0.13)	NA

Net loss per share — diluted	$(0.03)	$(0.13)	NA

Weighted-average outstanding shares — basic	42,688,666	40,439,190	NA

Weighted-average outstanding shares — diluted	42,688,666	40,439,190	NA

REALPHA TECH CORP.

Consolidated Statements of Changes in Stockholders’ Equity (Deficit)

For the Eight Months Ended December 31, 2023 and Years Ended April 30, 2023 and 2022

					ReAlpha
					Tech Corp.
	Common Stock		Additional Paid-in	Accumulated	and Subsidiaries	Non- Controlling	Total Stockholders’
	Shares	Amount	Capital	Deficit	Equity	Interests	Equity

Balance at April 30, 2021	8,624,210	$8,624	$92,500	$(153,683)	$(52,559)	$24,929	$(27,630)
Net loss	-	-	-	(5,379,370)	(5,379,370)	(12,642)	(5,392,012)
Shares issued through Reg A offering	10,000	10	99,990	-	100,000	-	100,000
RTC India - Non controlling interest	-	-	-		-	1,310	1,310
Balance at April 30, 2022	8,634,210	$8,634	$192,490	$(5,533,053)	$(5,331,929)	$13,597	$(5,318,332)
Net loss	-	-	-	(5,453,109)	(5,453,109)	726	(5,452,383)
Shares issued through Reg A offering	895,537	896	8,954,474	-	8,955,370	-	8,955,370
Reg A offering costs	-	-	(777,466)	-	(777,466)	-	(777,466)
Distribution to syndicate members	-		(46,587)	-	(46,587)	(12,351)	(58,938)
Shares issued for acquisition of Rhove	1,312,025	1,312	13,118,938	-	13,120,250	-	13,120,250
Shares issued for services	304,529	305	3,044,985	-	3,045,290	-	3,045,290
Shares issued in former parent	543,420	543	149,457	-	150,000		150,000
RTC India - Non controlling interest	-	-	-	-	-	641	641
Cancellation of shares in the former parent	(9,167,630)	(9,167)	(241,957)	-	(251,124)		(251,124)
Recapitalization of shares	40,000,000	40,000	410,000	-	450,000		450,000
Downstream merger transaction	-	-	(697,175)	-	(697,175)	-	(697,175)
Balance at April 30, 2023	42,522,091	$42,523	$24,107,159	$(10,986,162)	$13,163,520	$2,613	$13,166,133
Net loss	-	-	-	(1,251,723)	(1,251,723)	464	(1,251,259)
Shares issued through follow on listing	1,600,000	1,600	3,898,898	-	3,900,498	-	3,900,498
Issuance of warrants		-	4,099,502	-	4,099,502	-	4,099,502
Issuance of stock options for Rhove acquisition	-	-	5,462,000	-	5,462,000	-	5,462,000
Reg A offering costs	-	-	(562)	-	(562)	-	(562)
Follow on listing offering costs	-	-	(667,500)	-	(667,500)	-	(667,500)
RTC India - Non controlling interest	-	-	-	-	-	(27)	(27)
Balance at December 31, 2023	44,122,091	$44,123	$36,899,497	$(12,237,885)	$24,705,735	$3,050	$24,708,785

REALPHA TECH CORP.

Condensed Consolidated Statements of Cash Flows

For the Eight Months Ended December 31, 2023 and Years Ended April 30, 2023 and 2022

	For the Eight Months Ended	For the Year Ended April 30,
	December 31, 2023	2023	2022
Cash Flows from Operating Activities:
Net loss	$(1,251,259)	$(5,452,383)	$(5,392,012)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	289,067	157,802	151,478
Non cash legal & professional expenses	3,045,290	-	-
Gain on sale of properties	(85,077)	(22,817)	(34,853)
Gain on sale of myAlphie	(5,502,774)	-	-
Changes in operating assets and liabilities:
Accounts receivable	37,490	65,696	(133,816)
Receivable from related parties	20,874	(20,874)	-
Prepaid expenses	(226,889)	96,038	-
Other current assets	(419,849)	(81,689)	(116,754)
Accounts payable	48,928	235,433	81,377
Deferred liabilities	593,750	-	-
Accrued expenses	621,815	60,741	67,773
Total adjustments	(1,577,375)	490,330	15,205
Net cash used in operating activities	(2,828,634)	(4,962,053)	(5,376,807)

Cash Flows from Investing Activities:
Proceeds from sale of properties	731,343	1,539,997	1,691,644
Additions to property, plant & equipment	(40,840)	19,721	(4,386,691)
Other investment	-	-	(115,000)
Cash paid to acquire business	(50,000)	(25,000)	-
Capitalized software development - work in progress	(134,400)	(452,451)	(597,676)
Net cash provided by (used in) investing activities	506,103	1,082,267	(3,407,723)

Cash Flows from Financing Activities:
Proceeds from issuance of debt, net	190,095	247,000	7,923,351
Payments of long-term debt	-	(1,071,709)	(1,420,987)
Deferred financing costs	-	-	(92,288)
Proceeds from issuance of common stock - Reg A	(562)	4,282,274	98,253
Proceeds from issuance of common stock - Follow on	7,332,500	-	-
Settling subscription issuance of common stock contributions	-	-	4,273,098
Offering costs paid on issuance of common stock	-	(416,312)	(500,000)
Net cash provided by financing activities	7,522,033	3,041,253	10,281,427

Net increase (decrease) in cash	5,199,502	(838,533)	1,496,897

Cash - Beginning of Period	1,256,868	2,095,401	598,504

Cash - End of Period	$6,456,370	$1,256,868	$2,095,401

Reconciliation of Cash
Cash	$6,456,370	$1,256,868	$2,072,090
Restricted cash	-	-	23,311
Total cash	$6,456,370	$1,256,868	$2,095,401

	For the Eight Months Ended December 31,
	2023	2022
Net loss	(1,251,259)	(4,241,555)
Adjusted to exclude the following:	-	-
Depreciation and amortization	289,067	98,256
gain on sale of myAlphie	(5,502,774)	-
Interest expense	70,676	111,625
Legal settlement expenses	125,000	-
Non-recurring direct listing expenses (1)	3,767,524	-
Income tax expenses, current	204,286	-
Adjusted EBITDA	(2,297,480)	(4,031,674)

(1)	Consists of (ii) 304,529 shares of our common stock issued for services rendered in connection with our direct listing on Nasdaq at an aggregate fair market value of approximately $3.05 million, and (ii) cash payments of approximately $0.72 million.